AXP(R)
    Small Company
              Index
               Fund

2003 ANNUAL REPORT
(Prospectus Enclosed)
JAN. 31, 2003

AXP Small Company Index Fund seeks to provide shareholders with long-term capital appreciation.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Mutual Funds Can Work for You

For more than six decades, American Express(R) Funds has provided investors with attractive investment opportunities. Several of our funds helped pioneer the mutual fund industry in the 1940s. Today, with 58 publicly offered funds and nearly $64 billion* in assets, American Express Funds ranks among the largest U.S. fund families. American Express Financial Corporation, the investment manager for American Express Funds, has more than 100 years of experience as a financial services provider -- a claim few other financial firms can make. With investment management offices in Minneapolis, Boston, New York, San Diego, London, Tokyo and Singapore, we strive to provide our shareholders with the high-quality service American Express is known for worldwide.

At American Express Funds, we're focused on your success. Our investment managers have the strength and experience that you can count on to help you achieve your financial goals -- now and into the future.

* As of December 2002.
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Table of Contents

From the Chairman                           3

Economic and Market Update                  4

Fund Snapshot                               6

Questions & Answers
     with Portfolio Management              7

The Fund's Long-term Performance           10

Investments in Securities                  11

Financial Statements                       20

Notes to Financial Statements              23

Independent Auditors' Report               32

Board Members and Officers                 33

Results of Meeting of Shareholders         36

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2   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT
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From the Chairman

(photo of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

Dear Shareholders,

The recent proposed Bush economic stimulus package and potential conflicts around the globe are capturing headlines. Negative investment returns persisted in 2002 and the investing public also had their confidence in the integrity of corporations shaken. While the scandals appear to be largely behind us, the recent past offers lessons on investing and on governance, which I would like to discuss with you.

First, and importantly, we have learned that diversification is not just a concept but a key tactic investors can use to help preserve assets. We would encourage you to work closely with your financial advisor to build a diversified portfolio designed to match your current thoughts about risk and reward.

A second lesson of 2002 is that we must have enhanced oversight of corporations to ensure their financial statements are accurate, their officers act in the interest of shareholders and their directors are truly independent. The Sarbanes-Oxley Act passed by Congress in August, is already having an impact in these areas.

The American Express Funds Board is an independent body comprised of nine members who are nominated by the independent directors. American Express Financial Corporation is represented by three board members, however, they do not play a role on the nominating committee.

In addition, the Funds auditors, KPMG LLP, are independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

Further, the Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

On behalf of the Board,

Arne H. Carlson

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3   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT
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Economic and Market Update
                  FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott
William F. "Ted" Truscott
Chief Investment Officer
American Express
Financial Corporation

Dear Shareholders,

In spite of a mostly positive fourth quarter*, 2002 proved to be an extraordinarily challenging year for investors, with the benchmark stock indices -- the Dow, the Nasdaq and the S&P 500 -- all registering percentage losses well into the double digits.

While there were technical factors that put a damper on market performance last year, most notably, P/E ratios that are surprisingly high after three years of a bear market, it was corporate governance issues that fostered a general atmosphere of mistrust. The collapse of several large, high profile companies due to outright fraud and malfeasance has been -- and ought to be -- outrageous to the investing public. The magnitude of this wrongdoing is still shocking months after the fact. When many economic factors should have been giving investors reason for optimism, the steady drip of news about these companies sapped overall confidence.

I believe there is ample evidence that conditions are not as bad as the markets seem to think. While corporate earnings have been weak, the economy grew at the respectable rate of about 3% last year, compared to 0.1% in 2001. A portion of the softness in earnings can be attributed to excess capacity added in the late `90s.

KEY POINTS

-- If you are rebalancing your portfolio, we encourage moderate changes from stocks to bonds.

--   Interest rates are the lowest they have been in 40 years.

-- There is ample evidence that conditions are not as bad as the markets seem to think.

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4   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT
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Economic and Market Update

Interest rates are another bright spot. They are the lowest they have been in 40 years, which has added to consumer and business purchasing power. There's no better illustration of this than the housing market, which has remained vigorous. Finally, the business productivity gains we've seen since the mid-`90s are remarkable, making products and services less expensive. The macroeconomic picture, while not ideal, is certainly positive.

For these reasons, I'm cautiously optimistic about market prospects for 2003. Of course, there are still risks. Much of what happens this year will depend on external factors, such as whether or not more scandals arise and the implications of potential conflict in Iraq. In the short term, military action in Iraq would almost certainly produce an oil price spike; if that increase became severe enough for a significant period of time, it would create inflationary pressures that could endanger economic growth.

In addition to stocks, some bond categories offer opportunity. Though we believe U.S. Treasuries are currently overvalued, select corporate, high-yield and municipal issues may provide competitive returns this year. Speak to your financial advisor to learn more about different asset classes.

After three years of negative stock market returns, many individual investors are rebalancing portfolios with regard to risk and return. If you are repositioning, we would encourage moderate changes from stocks to bonds. The risk inherent in emotion-based repositioning is that you will go too far too fast. I encourage gradual movement across categories. Should interest rates move at all in 2003, it's likely that they'll go up, which will have a negative impact on most bonds. Continue to invest according to your individual timeframe and financial goals.

As always, thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

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5   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT
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Fund Snapshot
         AS OF JAN. 31, 2003

PORTFOLIO MANAGER

Portfolio manager                David Factor, CFA
Tenure/since                                  9/01
Years in industry                                6

FUND OBJECTIVE

For investors seeking long-term capital appreciation.

Inception dates
A: 8/19/96           B: 8/19/96         Y: 8/19/96

Ticker symbols
A: ISIAX             B: ISIBX           Y: ISCYX

Total net assets                    $962.7 million

Number of holdings               approximately 610

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
                        LARGE
                        MEDIUM    SIZE
          X             SMALL

TOP FIVE SECTORS

Percentage of portfolio assets

Banks and savings & loans                        8.8%
Electronics                                      7.6
Computers & office equipment                     7.6
Health care                                      6.3
Retail                                           5.9

TOP TEN HOLDINGS

Percentage of portfolio assets
Cephalon                                         0.8%
Fair, Isaac & Co                                 0.8
NVR                                              0.7
Pogo Producing                                   0.7
Alliant Techsystems                              0.6
Harman Intl Inds                                 0.6
Accredo Health                                   0.5
Zebra Technologies Cl A                          0.5
Newfield Exploration                             0.5
Coventry Health Care                             0.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small-sized companies may be subject to more abrupt or erratic price movements more so than stocks of larger companies. Some of these companies may also have fewer financial resources.

Fund holdings are subject to change.

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6   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT
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Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Q: How did AXP Small Company Index Fund perform for the 12-month period ended Jan. 31, 2003?

A: The Fund's Class A shares fell 19.06%, excluding sales charge. In comparison, the S&P SmallCap 600 Index declined 18.28%, and the Lipper Small-Cap Core Funds Index, representing the Fund's peer group, dropped 20.65%.

Q:   What factors significantly impacted performance of the Fund?

A: In line with a negative trend affecting equity markets throughout the 12-month period, small-cap stocks struggled for most of the year. That wasn't the case in the opening months of the year, as investors appeared to be encouraged by positive profit announcements from a number of small-cap companies. However, the situation deteriorated quickly beginning in May, as a series of events seemed to unwind any optimism that existed in the markets. Ongoing disclosures of corporate accounting scandals had a detrimental impact on stocks through much of the summer of 2002. In the fall, disappointment about a weak U.S. economic recovery and increasing tensions in Iraq, North Korea and the Middle East, also took a toll on the markets. Stocks reached their low points for the year in September, then enjoyed a reasonable recovery in October and November before falling back again in the final two months of the period. Through most of the year, the hardest hit segments of the market included technology and telecommunications stocks. For the year as a whole, small-cap stocks performed just slightly better than larger-cap issues. Weakness in virtually all industries represented in the Fund's comparative index resulted in a year of disappointing returns.

(bar chart)
             PERFORMANCE COMPARISON
        For the year ended Jan,. 31, 2003
  0%
 -5%
-10%
-15%      (bar 1)  (bar 2)    (bar 3)
-20%      -19.06%  -18.28%    -20.65%
-25%

(bar 1) AXP Small Company Index Fund Class A (excluding sales charge) (bar 2) Standard & Poor's SmallCap 600 Index (unmanaged)
(bar 3) Lipper Small-Cap Core Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> The stock market has shown signs that it may be close to putting the long-lasting bear market behind it. (end callout quote)

     On a positive note, the S&P SmallCap 600 Index outperformed the Russell 2000(R) Index for the 12-month period. Most of the peer group's benchmark is the Russell 2000, while our Fund fully replicates the S&P SmallCap 600.

Q:   Did you make significant changes to the Fund during this period?

A: The only changes made to the Fund were those required to maintain consistency in tracking the performance of the S&P SmallCap 600 Index, the Index the Fund seeks to replicate. Standard & Poor's implements frequent changes to the list of stocks that make up this Index. As those changes occur, we adjust the Fund's holdings accordingly.

AVERAGE ANNUAL TOTAL RETURNS

as of Jan. 31, 2003

                        Class A              Class B                 Class Y
(Inception dates)      (8/19/96)            (8/19/96)               (8/19/96)
                   NAV(1)    POP(2)    NAV(1)   After CDSC(3)   NAV(4)   POP(4)
1 year            -19.06%  -23.70%     -19.70%   -22.91%       -18.91%  -18.91%
5 years            +1.07%   -0.12%      +0.29%    +0.14%        +1.22%   +1.22%
Since inception    +5.25%   +4.29%      +4.44%    +4.44%        +5.39%   +5.39%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT
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Questions & Answers

Q:   What is your outlook for the year ahead?

A: The stock market has shown signs that it may be close to putting the long-lasting bear market behind it. With stock prices reaching such low levels, equities may begin to look more attractive to investors with long-term time horizons. In addition, there are signs that capital expenditures by businesses, the weakest part of the economy, may start to recover. If so, that would likely improve the profit picture for many U.S. businesses, which should be reflected in better stock prices. Concerns related to global tensions and possible weakness in the consumer sector could have an impact on the market, and that is a situation that will be closely monitored.

Q:   How are you positioning the Fund in light of your outlook?

A: Regardless of market conditions, the Fund will always strive to stay fully invested in all stocks that make up the S&P 600 SmallCap Index. In this way, the Fund can best achieve its primary objective, which is to provide performance that is comparable to the direction of the broad market for small-cap stocks. Shareholders should consider their investment in this Fund to be part of a long-term portfolio commitment.

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9   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT
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The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Small Company Index Fund Class A shares (from 9/1/96 to 1/31/03) as compared to the performance of two widely cited performance indices, the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index) and the Lipper Small-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.


(line chart)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                         IN AXP SMALL COMPANY INDEX FUND
$25,000

$18,750                                     (dotted line)
                                            (dashed line)
$12,500                                     (solid line)

 $6,250

        9/1/96  1/97  1/98  1/99  1/00  1/01  1/02  1/03

(solid line)   AXP Small Company Index Fund Class A $13,111
(dashed line)  Standard & Poor's SmallCap 600 Index(1) $15,084
(dotted line)  Lipper Small-Cap Core Funds Index(2) $13,706


                Average Annual Total Returns
        Class A with Sales Charge as of Jan. 31, 2003
1 year                                                -23.70%
5 years                                                -0.12%
10 years                                                 N/A
Since inception*                                       +4.29%

             Results for other share classes can be found on page 8.

* Inception date was Aug. 19, 1996.

(1) S&P SmallCap 600 Index, an unmanaged market-weighted index, consists of 600 domestic stocks chosen for market size, liquidity (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The Fund may invest in stocks that may not be listed in the index.

(2) The Lipper Small-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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10   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Investments in Securities

AXP Small Company Index Fund

Jan. 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (98.8%)
Issuer                                              Shares           Value(a)

Aerospace & defense (1.4%)
AAR                                                 96,645           $460,030
Alliant Techsystems                                115,848(b)       6,297,496
Armor Holdings                                      89,395(b)       1,177,332
BE Aerospace                                       109,009(b)         371,721
Curtiss-Wright                                      31,095          1,693,123
DRS Technologies                                    65,610(b)       1,722,263
EDO                                                 59,725          1,043,396
Kaman Cl A                                          68,094            704,773
Total                                                              13,470,134

Airlines (0.5%)
Atlantic Coast Airlines Holdings                   137,138(b)       1,371,380
Frontier Airlines                                   89,973(b)         409,377
Mesa Air Group                                      98,568(b)         431,728
Midwest Express Holdings                            47,079(b)         179,371
SkyWest                                            174,288          2,006,055
Total                                                               4,397,911

Automotive & related (2.0%)
Central Parking                                    109,097          1,868,832
GenCorp                                            131,208          1,010,302
Intermet                                            77,363            321,830
Midas                                               45,451(b)         395,424
Myers Inds                                          91,225            941,442
O'Reilly Automotive                                161,743(b)       3,951,381
Oshkosh Truck                                       51,620          3,240,187
Smith (AO)                                          87,879          2,283,975
SPS Technologies                                    39,748(b)         871,276
Standard Motor Products                             38,115            502,737
TBC                                                 64,503(b)         877,241
Tower Automotive                                   172,128(b)         600,727
Winnebago Inds                                      56,928          1,957,754
Total                                                              18,823,108

Banks and savings & loans (9.1%)
American Financial Holdings                         66,768          2,012,388
Anchor BanCorp Wisconsin                            74,354          1,559,203
Boston Private Financial Holdings                   68,269          1,229,525
Chittenden                                          96,939          2,501,026
Commercial Federal                                 137,123          3,201,822
Community First Bankshares                         118,843          2,984,148
Cullen/Frost Bankers                               154,978          4,815,167
Dime Community Bancshares                           78,205          1,542,985
Downey Financial                                    85,030          3,494,733
East West Bancorp                                   72,428          2,532,083
First BanCorp                                      121,258(c)       3,001,136
First Midwest Bancorp                              134,872          3,555,226
First Republic Bank                                 44,427(b)         941,852
FirstFed Financial                                  51,364(b)       1,484,933
Flagstar Bancorp                                    89,130          2,057,120
GBC Bancorp                                         35,028            698,458
Hudson United Bancorp                              136,613          4,289,648
Irwin Financial                                     84,235          1,505,279
MAF Bancorp                                         70,544          2,465,513
New Century Financial                               75,660          2,157,823
Provident Bankshares                                74,382          1,791,862
Riggs Natl                                          86,510          1,261,316
Seacoast Financial Services                         72,320          1,423,258
South Financial Group                              143,704          2,937,597
Southwest Bancorp of Texas                         102,730(b)       3,341,807
Staten Island Bancorp                              182,777          3,359,441
Sterling Bancshares                                133,305          1,575,665
Susquehanna Bancshares                             120,235          2,553,791
TrustCo Bank NY                                    225,232          2,324,394
UCBH Holdings                                       63,627          2,729,598
United Bankshares                                  127,977          3,715,172
Washington Federal                                 192,518          4,697,440
Waypoint Financial                                 108,365          1,945,152
Whitney Holding                                    121,476          3,995,346
Wintrust Financial                                  52,125          1,561,665
Total                                                              87,243,572

Beverages & tobacco (0.4%)
Coca-Cola Bottling                                  27,389          1,867,655
DIMON                                              135,725            990,793
Schweitzer-Mauduit Intl                             45,346          1,105,082
Total                                                               3,963,530

See accompanying notes to investments in securities.

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11   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT
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Common stocks (continued)
Issuer                                              Shares           Value(a)

Building materials & construction (4.4%)
Apogee Enterprises                                  83,924           $778,815
Building Materials Holding                          39,871            627,570
Butler Mfg                                          19,153            383,060
Champion Enterprises                               154,619(b)         456,126
ElkCorp                                             59,088          1,028,131
EMCOR Group                                         45,234(b)       2,148,163
Fleetwood Enterprises                              109,055(b)         544,184
Florida Rock Inds                                   86,670          2,912,112
Hughes Supply                                       72,451          1,798,234
Insituform Technologies Cl A                        80,465(b)       1,104,784
Lennox Intl                                        175,342          2,244,378
M.D.C. Holdings                                     80,862          3,194,049
Massey Energy                                      228,570          1,851,417
Monaco Coach                                        87,614(b)       1,095,175
NVR                                                 22,029(b)       7,324,642
Ryland Group                                        77,870          3,086,767
Simpson Mfg                                         74,408(b)       2,570,796
Skyline                                             25,468            681,269
Standard Pacific                                    99,217          2,505,229
Texas Inds                                          63,857          1,436,783
Tredegar                                           116,584          1,480,617
Universal Forest Products                           53,834          1,015,309
URS                                                 91,053(b)         991,567
Watts Inds Cl A                                     82,103          1,144,516
Total                                                              42,403,693

Chemicals (2.2%)
Arch Chemicals                                      67,987          1,269,997
Cambrex                                             78,985          2,029,915
Chemed                                              29,715            992,481
Georgia Gulf                                        97,538          2,297,019
Ionics                                              53,271(b)       1,206,055
MacDermid                                           97,572          2,053,891
OM Group                                            85,530            751,809
Omnova Solutions                                   120,614(b)         422,149
Penford                                             23,348            294,885
PolyOne                                            278,092            978,884
Quaker Chemical                                     28,293            551,714
Tetra Tech                                         161,673(b)       2,077,498
TETRA Technologies                                  43,025(b)         861,361
Waste Connections                                   84,808(b)       2,947,077
WD-40                                               50,153          1,288,431
Wellman                                             96,683          1,189,201
Total                                                              21,212,367

Communications equipment & services (0.8%)
Allen Telecom                                       92,689(b)       1,124,317
Boston Communications Group                         52,753(b)         671,546
C-COR.net                                          110,321(b)         468,864
Captaris                                            96,771(b)         280,636
Catapult Communications                             39,615(b)         368,420
Concerto Software                                   35,576(b)         212,744
Digi Intl                                           67,460(b)         225,991
General Communication Cl A                         169,182(b)         949,110
Harmonic                                           182,276(b)         769,205
Metro One Telecommunications                        74,886(b)         395,398
Network Equipment Technologies                      68,197(b)         418,730
SymmetriCom                                        127,494(b)         509,849
Tollgrade Communications                            41,138(b)         460,746
ViaSat                                              78,962(b)         897,008
Total                                                               7,752,564

Computer software & services (0.8%)
Adaptec                                            325,352(b)       1,926,084
Avid Technology                                     80,505(b)       1,710,731
JDA Software Group                                  86,230(b)       1,055,455
MRO Software                                        73,640(b)         840,306
Take-Two Interactive Software                      118,419(b)       2,509,299
Total                                                               8,041,875

Computers & office equipment (7.8%)
American Management Systems                        128,150(b,d)     1,430,154
Analysts Intl                                       73,441(b)         141,007
ANSYS                                               44,310(b)         828,154
Artesyn Technologies                               116,484(b)         405,364
Aware                                               68,847(b)         149,398
BARRA                                               60,078(b)       1,823,968
Black Box                                           58,973          2,421,431
Brooktrout                                          37,163(b)         199,565
CACI Intl Cl A                                      86,336(b)       3,244,508
Carreker                                            71,448(b)         204,341
Ciber                                              195,594(b)         985,794
Cognex                                             129,137(b)       2,746,744
Computer Task Group                                 63,331(b)         189,993
Concord Communications                              51,940(b)         482,003
Dendrite Intl                                      121,155(b)         902,605
eFunds                                             141,620(b)       1,067,815
Engineered Support Systems                          47,925          1,773,225
FactSet Research Systems                           102,522          2,787,573
Fair, Isaac & Co                                   153,939          7,658,466
FileNet                                            108,964(b)       1,362,050
Global Payments                                    112,012          3,195,703
Hutchinson Technology                               76,937(b)       1,754,933
Hyperion Solutions                                 103,436(b)       2,868,073

See accompanying notes to investments in securities.

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12   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Issuer                                              Shares           Value(a)

Computers & office equipment (cont.)
Insight Enterprises                                139,818(b)      $1,118,544
Inter-Tel                                           74,792          1,633,390
Intermagnetics General                              50,010(b)         843,669
Kronos                                              59,714(b)       2,224,944
Manhattan Associates                                87,542(b)       2,113,264
MapInfo                                             45,936(b)         161,235
MAXIMUS                                             65,822(b)       1,572,488
Mercury Computer Systems                            64,229(b)       2,062,393
MICROS Systems                                      52,781(b)       1,158,015
Midway Games                                       141,020(b)         473,827
NDCHealth                                          105,283          2,288,852
Netegrity                                          103,766(b)         447,231
NYFIX                                               94,344(b)         431,152
PC-Tel                                              60,425(b)         429,622
Pegasus Solutions                                   74,662(b)         725,715
Phoenix Technologies                                75,755(b)         440,288
Pinnacle Systems                                   183,500(b)       2,400,180
Planar Systems                                      41,225(b)         656,302
PRG-Schultz Intl                                   192,211(b)       1,589,585
Progress Software                                  103,550(b)       1,485,943
QRS                                                 47,965(b)         257,188
RadiSys                                             53,571(b)         376,068
Rainbow Technologies                                79,562(b)         639,678
Roxio                                               58,943(b)         271,727
SCM Microsystems                                    47,635(b)         178,631
SERENA Software                                    122,720(b)       1,822,269
SPSS                                                52,088(b)         558,383
Standard Register                                   85,419          1,603,315
Systems & Computer Technology                      101,463(b)         906,065
TALX                                                41,950            601,563
THQ                                                120,459(b)       1,538,261
Verity                                             105,301(b)       1,633,219
Watson Wyatt & Co Holdings                          99,830(b)       1,886,787
ZixIt                                               56,432(b)         236,450
Total                                                              75,389,110

Electronics (7.9%)
Actel                                               73,227(b)       1,094,744
Advanced Energy Inds                                97,408(b)       1,032,525
Aeroflex                                           182,244(b)       1,457,952
Alliance Semiconductor                             109,614(b)         343,092
Analogic                                            40,269          2,124,592
Anixter Intl                                       113,596(b)       2,555,910
AstroPower                                          66,295(b)         447,491
ATMI                                                92,977(b)       1,652,201
Audiovox Cl A                                       69,447(b)         629,954
Axcelis Technologies                               298,208(b)       1,976,821
BEI Technologies                                    43,742            440,132
Bel Fuse Cl B                                       33,180            657,628
Belden                                              75,718          1,107,754
Bell Microproducts                                  59,634(b)         420,420
Benchmark Electronics                               73,633(b)       2,393,073
Brooks-PRI Automation                              110,533(b)       1,160,597
Brush Engineered Materials                          50,490(b)         290,318
C&D Technologies                                    78,028          1,353,786
Cable Design Technologies                          135,025(b)         760,191
Cohu                                                63,171            880,604
CTS                                                102,716            749,827
Cubic                                               81,090          1,631,531
Cymer                                              103,548(b)       3,200,668
Dionex                                              64,330(b)       2,006,453
DSP Group                                           82,325(b)       1,364,125
DuPont Photomasks                                   54,608(b)       1,152,229
Electro Scientific Inds                             84,089(b)       1,519,488
ESS Technology                                     131,346(b)         715,836
Esterline Technologies                              63,035(b)       1,002,257
Exar                                               120,657(b)       1,562,508
Gerber Scientific                                   67,130(b)         385,326
Harman Intl Inds                                    97,924          6,022,325
Helix Technology                                    79,218            681,275
InVision Technologies                               51,370(b)       1,225,175
Itron                                               61,225(b)         976,539
Kopin                                              210,560(b)         880,351
Kulicke & Soffa Inds                               149,709(b)         788,966
MagneTek                                            71,401(b)         339,155
Methode Electronics Cl A                           109,771            987,939
Microsemi                                           87,659(b)         696,889
Park Electrochemical                                59,270            963,138
Paxar                                              119,207(b)       1,776,184
Pericom Semiconductor                               78,239(b)         691,633
Photon Dynamics                                     48,859(b)         660,574
Photronics                                          97,050(b)       1,069,976
Pioneer-Standard Electronics                        96,832            944,112
Power Integrations                                  86,453(b)       1,868,249
Rogers                                              48,052(b)       1,210,910
Rudolph Technologies                                49,568(b)         751,451
SBS Technologies                                    44,293(b)         414,582
Skyworks Solutions                                 417,303(b)       2,904,428
Standard Microsystems                               50,702(b)         811,232
Technitrol                                         121,776          1,937,456
Three-Five Systems                                  65,031(b)         297,842
Trimble Navigation                                  88,242(b)       1,440,992
Triumph Group                                       48,121(b)       1,212,649
Ultratech Stepper                                   68,668(b)         806,849

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Issuer                                              Shares           Value(a)

Electronics (cont.)
Varian Semiconductor  Equipment Associates         102,422(b)      $2,656,826
Veeco Instruments                                   88,436(b)       1,238,104
Vicor                                              128,448(b)         877,300
X-Rite                                              61,377            488,561
Total                                                              75,691,695

Energy (3.4%)
Atmos Energy                                       136,270          3,052,448
Brown (Tom)                                        119,082(b)       2,974,668
Cabot Oil & Gas Cl A                                96,497          2,268,644
Frontier Oil                                        79,295          1,173,566
Newfield Exploration                               156,596(b)       5,178,630
Nuevo Energy                                        58,208(b)         665,317
NUI                                                 47,841            763,064
Patina Oil & Gas                                    84,321          2,719,352
Pogo Producing                                     185,075          6,570,163
St. Mary Land & Exploration                         84,755          2,095,144
Stone Energy                                        79,918(b)       2,718,011
Swift Energy                                        82,525(b)         783,988
Vintage Petroleum                                  192,161          2,081,104
Total                                                              33,044,099

Energy equipment & services (2.7%)
Atwood Oceanics                                     42,022(b)       1,164,009
Cal Dive Intl                                      113,261(b)       2,413,592
CARBO Ceramics                                      46,672          1,491,170
Cimarex Energy                                     123,542(b)       2,307,765
Dril-Quip                                           52,487(b)         821,422
Evergreen Resources                                 57,622(b)       2,493,303
Hydril                                              68,315(b)       1,640,175
Input/Output                                       155,131(b)         615,870
Lone Star Technologies                              86,459(b)       1,283,916
Oceaneering Intl                                    75,144(b)       1,739,584
Plains Resources                                    72,810(b)         857,702
Prima Energy                                        38,732(b)         836,999
Remington Oil & Gas                                 79,618(b)       1,457,009
SEACOR SMIT                                         60,503(b)       2,403,784
Unit                                               131,506(b)       2,348,697
Veritas DGC                                         96,428(b)         759,853
W-H Energy Services                                 81,990(b)       1,270,845
Total                                                              25,905,695

Financial services (1.6%)
Bowne & Co                                         101,815          1,111,820
Delphi Financial Group Cl A                         62,511          2,328,535
Financial Federal                                   56,364(b)       1,507,737
Insurance Auto Auctions                             37,172(b)         573,936
Jefferies Group                                     81,608          3,194,953
Kansas City Southern                               184,986(b)       2,358,572
Raymond James Financial                            146,900          3,745,949
SWS Group                                           51,416            778,952
Total                                                              15,600,454

Food (2.1%)
American Italian Pasta Cl A                         54,496(b)       2,141,693
Corn Products Intl                                 108,218          3,241,130
Delta & Pine Land                                  115,763          2,332,624
Fleming Companies                                  165,382            603,644
Hain Celestial Group                               102,012(b)       1,210,882
Intl Multifoods                                     58,053(b)       1,246,978
J & J Snack Foods                                   26,931(b)         714,479
Lance                                               88,313          1,005,002
Nash Finch                                          36,190            341,634
Performance Food Group                             137,018(b)       4,227,006
Ralcorp Holdings                                    87,636(b)       2,169,867
United Natural Foods                                57,986(b)       1,216,546
Total                                                              20,451,485

Furniture & appliances (1.5%)
Aaron Rents                                         65,891          1,281,580
Bassett Furniture Inds                              35,579            506,645
Briggs & Stratton                                   65,684          2,710,122
Ethan Allen Interiors                              114,587          3,615,219
Fedders                                             91,765            275,295
Interface                                          155,370            427,268
La-Z-Boy                                           172,115          3,490,492
Natl Presto Inds                                    20,739            573,641
Royal Appliance Mfg                                 38,894(b)         283,926
Salton                                              33,372(b)         333,720
Thomas Inds                                         51,900          1,284,525
Total                                                              14,782,433

Health care (6.5%)
Alpharma Cl A                                      155,832          2,575,903
ArthoCare                                           63,611(b)         654,557
Bio-Technology General                             178,227(b)         447,350
Biosite                                             44,995(b)       1,608,612
Cephalon                                           167,456(b)       7,791,727
CIMA Labs                                           43,200(b)         971,957
Coherent                                            88,047(b)       1,739,809
Conmed                                              86,966(b)       1,272,313

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Issuer                                              Shares           Value(a)

Health care (cont.)
Cooper Companies                                    93,020         $2,382,242
Datascope                                           44,841          1,022,823
Diagnostic Products                                 86,619          3,034,264
Enzo Biochem                                        86,372(b)       1,123,700
Haemonetics                                         74,012(b)       1,610,501
Hologic                                             59,021(b)         584,898
ICU Medical                                         42,925(b)       1,562,899
IDEXX Laboratories                                 104,368(b)       3,613,219
INAMED                                              66,387(b)       1,963,727
Invacare                                            94,050          2,853,477
Medicis Pharmaceutical Cl A                         81,777(b)       4,223,781
Mentor                                             140,590          2,492,661
MGI Pharma                                          76,406(b)         618,889
Noven Pharmaceuticals                               68,446(b)         530,457
Osteotech                                           51,560(b)         351,639
Priority Healthcare Cl B                           131,851(b)       3,066,854
Regeneron Pharmaceuticals                          133,624(b)       2,502,778
ResMed                                             100,187(b)       3,321,199
Respironics                                        101,306(b)       3,135,421
Techne                                             125,749(b)       2,869,592
Theragenics                                         90,312(b)         363,054
Viasys Healthcare                                   79,548(b)       1,189,243
Vital Signs                                         39,197          1,063,023
Total                                                              62,542,569

Health care services (5.3%)
Accredo Health                                     143,755(b)       5,392,249
AMERIGROUP                                          62,000(b)       1,729,800
AmeriPath                                           93,030(b)       1,824,318
AmSurg                                              62,350(b)       1,454,002
ArQule                                              64,844(b)         199,784
Cerner                                             107,751(b)       3,972,672
Coventry Health Care                               181,732(b)       5,043,063
CryoLife                                            59,406(b)         288,119
Curative Health Services                            36,391(b)         698,744
IMPATH                                              49,543(b)         993,337
Mid Atlantic Medical Services                      145,246(b)       4,999,367
Orthodontic Centers of America                     155,148(b)       1,858,673
Owens & Minor                                      103,503          1,671,573
PAREXEL Intl                                        76,402(b)       1,013,091
Pediatrix Medical Group                             76,581(b)       2,814,352
Pharmaceutical Product Development                 167,861(b)       5,010,651
Province Healthcare                                147,416(b)         972,946
RehabCare Group                                     48,071(b)         853,260
Renal Care Group                                   146,860(b)       4,244,254
Sierra Health Services                              89,665(b)       1,322,559
Sunrise Assisted Living                             67,523(b)       1,519,268
SurModics                                           52,291(b)       1,568,730
US Oncology                                        270,948(b)       2,013,144
Total                                                              51,457,956

Household products (1.0%)
Action Performance Companies                        54,007            951,603
Applica                                             71,214(b)         314,766
Enesco Group                                        42,152(b,d)       289,584
JAKKS Pacific                                       73,966(b)         906,823
Libbey                                              44,968          1,072,037
Nature's Sunshine Products                          46,121            396,179
Scotts Cl A                                         90,258(b)       4,624,821
Sola Intl                                           74,577(b)         909,839
Total                                                               9,465,652

Industrial equipment & services (4.0%)
Applied Industrial Technologies                     57,956            954,535
Arctic Cat                                          67,099          1,086,937
Astec Inds                                          59,713(b)         543,388
Barnes Group                                        57,337          1,092,270
Clarcor                                             75,574          2,456,155
FLIR Systems                                        51,470(b)       2,402,105
Flow Intl                                           46,616(b,d)       149,637
G & K Services Cl A                                 62,901          2,057,492
Gardner Denver                                      48,280(b)         856,970
Graco                                              144,476          3,845,950
IDEX                                                98,494          2,872,085
JLG Inds                                           130,410            815,063
Keithley Instruments                                48,295            536,075
Kroll                                              118,331(b)       2,251,839
Lawson Products                                     28,851            771,764
Lindsay Mfg                                         35,601            730,177
Lydall                                              48,611(b)         491,943
Manitowoc                                           80,079          1,835,411
Milacron                                           102,417            511,061
Regal Beloit                                        75,906          1,457,395
Robbins & Myers                                     43,534            731,371
Roper Inds                                          95,049          3,308,656
Timken                                             192,151          3,326,133
Toro                                                36,977          2,329,921
Watsco                                              77,764          1,217,007
Wolverine Tube                                      37,211(b)         202,056
Total                                                              38,833,396

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Issuer                                              Shares           Value(a)

Insurance (2.5%)
First American                                     219,097         $4,988,838
Fremont General                                    228,350          1,075,529
Hilb, Rogal & Hamilton                              89,280          3,358,714
Hooper Holmes                                      195,316          1,054,706
LandAmerica Financial Group                         55,270          2,152,767
Philadelphia Consolidated Holding                   65,418(b)       2,180,382
Presidential Life                                   89,027            811,926
RLI                                                 74,757          2,064,788
SCPIE Holdings                                      29,820            204,267
Selective Insurance Group                           80,187          1,879,583
Stewart Information Services                        53,802(b)       1,184,720
UICI                                               146,215(b)       2,273,643
Zenith Natl Insurance                               56,927          1,201,160
Total                                                              24,431,023

Leisure time & entertainment (1.5%)
Argosy Gaming                                       87,834(b)       1,523,920
Aztar                                              113,213(b)       1,443,466
Bally Total Fitness Holdings                       100,650(b)         839,421
Coachmen Inds                                       48,031            676,276
Concord Camera                                      84,700(b)         474,489
Huffy                                               46,924(b,d)       312,983
K2                                                  54,444(b)         535,185
Pinnacle Entertainment                              78,708(b)         433,681
Polaris Inds                                        68,938          3,554,444
Shuffle Master                                      53,005(b)         997,024
Thor Inds                                           86,554          2,380,235
WMS Inds                                            93,510(b)       1,085,651
Total                                                              14,256,775

Media (0.8%)
4 Kids Entertainment                                38,267(b)         765,340
Advanced Marketing Services                         57,546            633,006
ADVO                                                60,636(b)       1,933,682
Consolidated Graphics                               40,382(b)         953,419
Harland (John H)                                    89,265          1,968,293
Information Holdings                                66,195(b)       1,062,430
Thomas Nelson                                       43,612(b)         440,481
Total                                                               7,756,651

Metals (1.8%)
Castle (AM)                                         45,823(b)         198,872
Century Aluminum                                    62,384            401,753
Cleveland-Cliffs                                    30,913(b)         633,407
Commercial Metals                                   86,254          1,254,996
Commonwealth Inds                                   48,552            264,608
IMCO Recycling                                      45,972(b)         260,202
Material Sciences                                   42,597(b)         534,592
Maverick Tube                                      124,250(b)       1,905,995
Mueller Inds                                       103,942(b)       2,645,324
Quanex                                              49,624          1,523,457
Reliance Steel & Aluminum                           96,351          1,821,034
RTI Intl Metals                                     63,053(b)         650,076
Ryerson Tull                                        75,313            457,903
Shaw Group                                         114,443(b)       1,556,425
Steel Dynamics                                     144,328(b)       1,919,562
Steel Technologies                                  29,053            319,903
Stillwater Mining                                  132,028(b)         565,080
Total                                                              16,913,189

Miscellaneous (1.6%)
ABM Inds                                           149,584          2,275,173
Advanced Medical Optics                             87,175(b)       1,087,944
American States Water                               46,030          1,053,627
Cross (AT) Cl A                                     47,590(b)         252,227
Philadelphia Suburban                              205,773          4,136,037
PolyMedica                                          37,316(b)       1,097,837
Radiant Systems                                     84,865(b)         790,093
SCP Pool                                            70,579(b)       1,957,156
Supertex                                            38,395(b)         589,363
Sybron Dental Specialties                          115,275(b)       1,889,357
Total                                                              15,128,814

Multi-industry conglomerates (5.1%)
Acuity Brands                                      125,753          1,666,227
Administaff                                         84,610(b)         423,050
Arbitron                                            89,681(b)       2,897,593
Baldor Electric                                    103,574          1,982,406
Brady Cl A                                          70,137          1,862,839
CDI                                                 58,602(b)       1,461,534
Coinstar                                            66,840(b)       1,300,038
Corinthian Colleges                                131,618(b)       4,797,476
CUNO                                                50,281(b)       1,611,506
Global Imaging Systems                              64,310(b)       1,158,223
Griffon                                            100,723(b,d)     1,361,775
Hall, Kinion & Associates                           38,484(b)          95,055
Heidrick & Struggles Intl                           55,091(b)         712,327
Imagistics Intl                                     55,244(b)       1,060,685
ITT Educational Services                           137,912(b)       3,858,778
Labor Ready                                        124,595(b)         799,900
Meade Instruments                                   60,041(b)         178,322
MemberWorks                                         38,688(b)         665,434
Mobile Mini                                         43,342(b)         617,190
NCO Group                                           78,630(b)       1,124,409
New England Business Service                        39,742            874,324
On Assignment                                       80,146(b)         480,876

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Issuer                                              Shares           Value(a)

Multi-industry conglomerates (cont.)
Pre-Paid Legal Services                             57,680(b)      $1,037,086
SOURCECORP                                          53,100(b)         893,673
Spherion                                           178,901(b)       1,046,571
Standex Intl                                        36,765            796,330
StarTek                                             43,038(b)       1,167,621
Stewart & Stevenson Services                        86,450          1,245,745
Teledyne Technologies                               97,234(b)       1,220,287
Triarc Companies                                    61,745(b)       1,575,732
Valmont Inds                                        72,461          1,525,304
Volt Information Sciences                           46,184(b)         637,339
Woodward Governor                                   34,371          1,270,696
Zebra Technologies Cl A                             95,722(b)       5,347,030
Total                                                              48,753,381

Paper & packaging (0.8%)
AptarGroup                                         109,029          3,126,952
Buckeye Technologies                               112,204(b)         592,437
Caraustar Inds                                      84,696(b)         642,843
Chesapeake                                          46,010            704,873
Deltic Timber                                       36,151            881,723
Pope & Talbot                                       47,443            497,677
Rock-Tenn Cl A                                     104,080          1,429,018
Total                                                               7,875,523

Real estate investment trust (1.4%)
Capital Automotive                                  84,915          1,979,369
Colonial Properties Trust                           68,545          2,216,745
Essex Property Trust                                55,425          2,797,854
Glenborough Realty Trust                            84,100          1,411,198
Kilroy Realty                                       84,747          1,851,722
Shurgard Storage Centers Cl A                      108,862          3,254,974
Total                                                              13,511,862

Restaurants & lodging (3.4%)
Applebee's Intl                                    167,659          4,359,133
CEC Entertainment                                   83,526(b)       2,362,951
IHOP                                                63,755(b)       1,357,344
Jack in the Box                                    118,666(b)       1,910,523
Landry's Restaurants                                84,189          1,623,164
Lone Star Steakhouse & Saloon                       63,605          1,326,864
Luby's Cafeterias                                   68,133(b)         134,903
Marcus                                              89,297          1,232,299
O`Charley's                                         59,975(b)       1,316,451
P.F. Chang's China Bistro                           75,710(b)       2,668,778
Panera Bread Cl A                                   88,408(b)       2,600,963
Prime Hospitality                                  136,852(b)       1,038,707
RARE Hospitality Intl                               66,745(b)       1,902,233
Ruby Tuesday                                       193,771          3,662,271
Ryan's Family Steak Houses                         131,182(b)       1,390,529
Sonic                                              118,728(b)       2,699,875
Steak n Shake                                       83,398(b)         804,791
Total                                                              32,391,779

Retail (6.1%)
AnnTaylor Stores                                   136,046(b)       2,531,816
Casey's General Stores                             150,643          1,715,824
Cash America Intl                                   74,103            718,799
Cato Cl A                                           77,391          1,377,560
Checkpoint Systems                                  98,675(b)         955,174
Children's Place Retail Stores                      80,430(b)         857,384
Christopher & Banks                                 78,185(b)       1,454,241
Cost Plus                                           65,931(b)       1,555,972
CPI                                                 24,412            341,524
Department 56                                       39,680(b)         472,589
Dress Barn                                          88,358(b)       1,170,744
Duane Reade                                         72,680(b)         979,726
Footstar                                            61,182(b)         521,882
Fossil                                             140,540(b)       2,599,990
Fred's                                              77,760          2,088,711
Goody's Family Clothing                             98,796(b)         328,003
Great Atlantic & Pacific Tea                       116,873(b)         626,439
Group 1 Automotive                                  68,244(b)       1,696,546
Gymboree                                            87,943(b)       1,254,067
Hancock Fabrics                                     57,328            963,110
Haverty Furniture Companies                         65,960            817,904
J. Jill Group                                       59,165(b)         715,897
Jo-Ann Stores Cl A                                  58,481(b)       1,531,033
Linens `N Things                                   133,742(b)       3,117,526
Men's Wearhouse                                    123,959(b)       1,736,666
NBTY                                               201,167(b)       3,663,250
Pacific Sunwear of California                      149,751(b)       2,725,468
Pep Boys - Manny, Moe & Jack                       156,398          1,628,103
Phillips-Van Heusen                                 84,392          1,000,045
Regis                                              131,308          3,537,437
Russ Berrie                                         62,126          1,983,683
School Specialty                                    55,914(b)       1,101,506
ShopKo Stores                                       87,635(b)         985,894
Stein Mart                                         125,970(b)         684,017
Sturm, Ruger & Co                                   81,674            810,206
Too                                                103,369(b)       1,721,094
Ultimate Electronics                                44,013(b)         398,758
United Stationers                                   98,536(b)       2,193,411
Wet Seal Cl A                                       92,360(b)         822,004
Zale                                               100,679(b)       3,070,710
Total                                                              58,454,713

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Issuer                                              Shares           Value(a)

Textiles & apparel (2.6%)
Angelica                                            26,409           $512,335
Ashworth                                            40,370(b)         255,946
Brown Shoe                                          53,534          1,403,661
Burlington Coat Factory Warehouse                  135,010          2,403,178
Chico's FAS                                        257,642(b)       4,691,662
Genesco                                             66,323(b)       1,102,951
Haggar                                              19,486            215,125
Hot Topic                                           94,234(b)       2,233,346
K-Swiss Cl A                                        54,442          1,382,827
Kellwood                                            77,574          1,840,831
Nautica Enterprises                                102,056(b)       1,095,061
Oshkosh B'Gosh Cl A                                 37,156            892,859
Oxford Inds                                         22,814            547,536
Quiksilver                                          71,767(b)       1,891,060
Russell                                             97,679          1,565,794
Stride Rite                                        121,705            982,159
Wolverine World Wide                               122,907          1,837,460
Total                                                              24,853,791

Transportation (2.3%)
Arkansas Best                                       75,220(b)       1,821,076
Forward Air                                         65,059(b)       1,281,012
Heartland Express                                  151,730(b)       2,644,654
Knight Transportation                              112,600(b)       2,293,549
Landstar System                                     47,994(b)       2,483,690
Offshore Logistics                                  68,289(b)       1,381,486
Roadway                                             58,729          2,022,627
USFreightways                                       81,756          2,149,365
Wabash Natl                                         77,823(b)         627,253
Werner Enterprises                                 193,408          3,537,433
Yellow Corp                                         89,152(b)       2,082,769
Total                                                              22,324,914

Utilities -- electric (1.0%)
Avista                                             145,518          1,586,146
Central Vermont Public Service                      35,577            604,809
CH Energy Group                                     49,100          2,120,138
El Paso Electric                                   151,359(b)       1,687,653
Green Mountain Power                                14,919            291,070
NorthWestern                                       113,489            595,817
UIL Holdings                                        43,879          1,403,689
Unisource Energy                                   101,895          1,676,173
Total                                                               9,965,495

Utilities -- gas (2.5%)
Cascade Natural Gas                                 33,519            641,889
Energen                                            105,112          3,192,251
Kirby                                               72,861(b)       1,830,268
Laclede Group                                       57,415          1,356,142
New Jersey Resources                                81,591          2,595,410
Northwest Natural Gas                               77,484          2,016,134
Piedmont Natural Gas                               100,009          3,475,313
Southern Union                                     168,563(b)       2,427,307
Southwest Gas                                      100,768          2,176,589
Southwestern Energy                                 78,071(b)         918,115
UGI                                                 83,647          3,498,954
Total                                                              24,128,372

Total common stocks
(Cost: $1,125,140,618)                                           $951,219,580

Other (--%)
Issuer                                              Shares           Value(a)

Orbital Sciences
   Warrants                                          5,207(b)         $11,143

Total other
(Cost: $--)                                                           $11,143

Short-term securities (4.4%)
Issuer                 Annualized                 Amount             Value(a)
                      yield on date             payable at
                       of purchase               maturity

U.S. government agencies
Federal Home Loan Bank Disc Nts
     02-14-03             1.24%                 $2,700,000         $2,698,709
     04-16-03             1.23                   5,800,000          5,786,080
Federal Home Loan Mtge Corp Disc Nts
     02-18-03             1.20                   3,000,000          2,998,200
     03-27-03             1.28                   7,900,000          7,886,224
Federal Natl Mtge Assn Disc Nts
     02-07-03             1.27                   9,300,000          9,297,704
     02-19-03             1.26                   4,600,000          4,597,114
     03-19-03             1.28                   3,700,000          3,694,584
     03-26-03             1.27                   5,000,000          4,991,586

Total short-term securities
(Cost: $41,947,039)                                               $41,950,201

Total investments in securities
(Cost: $1,167,087,657)(e)                                        $993,180,924

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2003, the value of foreign securities represented 0.3% of net assets.

(d) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 6 to the financial statements):

     Type of security                                               Contracts
     Purchase contracts
     Russell 2000 Index, March 2003                                    60

(e) At Jan. 31, 2003, the cost of securities for federal income tax purposes was $1,179,482,019 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                $ 130,391,725
     Unrealized depreciation                                 (316,692,820)
                                                             ------------
     Net unrealized depreciation                            $(186,301,095)
                                                            -------------

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19   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Small Company Index Fund

Jan. 31, 2003
Assets
Investments in securities, at value (Note 1)*
     (identified cost $1,167,087,657)                                                               $  993,180,924
Cash in bank on demand deposit                                                                              82,321
Capital shares receivable                                                                                  211,498
Dividends and accrued interest receivable                                                                  453,900
Receivable for investment securities sold                                                                  193,200
                                                                                                           -------
Total assets                                                                                           994,121,843
                                                                                                       -----------
Liabilities
Capital shares payable                                                                                     156,437
Payable for investment securities purchased                                                                 25,236
Payable upon return of securities loaned (Note 5)                                                       31,046,454
Accrued investment management services fee                                                                   9,525
Accrued distribution fee                                                                                    13,962
Accrued service fee                                                                                             26
Accrued transfer agency fee                                                                                  6,318
Accrued administrative services fee                                                                          1,864
Other accrued expenses                                                                                     148,959
                                                                                                           -------
Total liabilities                                                                                       31,408,781
                                                                                                        ----------
Net assets applicable to outstanding capital stock                                                  $  962,713,062
                                                                                                    ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                            $    1,914,757
Additional paid-in capital                                                                           1,166,933,792
Undistributed net investment income                                                                        118,265
Accumulated net realized gain (loss) (Note 8)                                                          (31,810,423)
Unrealized appreciation (depreciation) on investments (Note 6)                                        (174,443,329)
                                                                                                      ------------
Total -- representing net assets applicable to outstanding capital stock                            $  962,713,062
                                                                                                    ==============
Net assets applicable to outstanding shares:                Class A                                 $  582,529,630
                                                            Class B                                 $  370,416,367
                                                            Class Y                                 $    9,767,065
Net asset value per share of outstanding capital stock:     Class A shares          113,290,731     $         5.14
                                                            Class B shares           76,304,153     $         4.85
                                                            Class Y shares            1,880,855     $         5.19
                                                                                      ---------     --------------
* Including securities on loan, at value (Note 5)                                                   $   29,439,371
                                                                                                    --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Statement of operations
AXP Small Company Index Fund

Year ended Jan. 31, 2003
Investment income
Income:
Dividends                                                                                   $   8,937,911
Interest                                                                                          295,355
Fee income from securities lending -- net (Note 5)                                                244,673
     Less foreign taxes withheld                                                                   (5,013)
                                                                                                   ------
Total income                                                                                    9,472,926
                                                                                                ---------
Expenses (Note 2):
Investment management services fee                                                              4,217,776
Distribution fee
     Class A                                                                                    1,675,735
     Class B                                                                                    4,310,199
Transfer agency fee                                                                             2,294,013
Incremental transfer agency fee
     Class A                                                                                      154,441
     Class B                                                                                      166,032
Service fee -- Class Y                                                                             10,225
Administrative services fees and expenses                                                         737,583
Compensation of board members                                                                      15,997
Custodian fees                                                                                    177,031
Printing and postage                                                                              301,392
Registration fees                                                                                  62,279
Licensing fees                                                                                     24,094
Audit fees                                                                                         22,500
Other                                                                                              40,912
                                                                                                   ------
Total expenses                                                                                 14,210,209
     Earnings credits on cash balances (Note 2)                                                   (14,012)
                                                                                                  -------
Total net expenses                                                                             14,196,197
                                                                                               ----------
Investment income (loss) -- net                                                                (4,723,271)
                                                                                               ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                           (13,122,858)
     Futures contracts                                                                         (3,673,201)
                                                                                               ----------
Net realized gain (loss) on investments                                                       (16,796,059)
Net change in unrealized appreciation (depreciation) on investments                          (222,584,911)
                                                                                             ------------
Net gain (loss) on investments                                                               (239,380,970)
                                                                                             ------------
Net increase (decrease) in net assets resulting from operations                             $(244,104,241)
                                                                                            =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Small Company Index Fund

Year ended Jan. 31,                                                                   2003                    2002
Operations and distributions
Investment income (loss) -- net                                                 $   (4,723,271)        $   (4,485,937)
Net realized gain (loss) on investments                                            (16,796,059)            (1,653,854)
Net change in unrealized appreciation (depreciation) on investments               (222,584,911)            25,394,163
                                                                                  ------------             ----------
Net increase (decrease) in net assets resulting from operations                   (244,104,241)            19,254,372
                                                                                  ------------             ----------
Distributions to shareholders from:
   Net realized gain
     Class A                                                                                --            (28,920,944)
     Class B                                                                                --            (19,464,112)
     Class Y                                                                                --               (386,465)
                                                                                  ------------             ----------
Total distributions                                                                         --            (48,771,521)
                                                                                  ------------             ----------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                       186,342,330            172,672,579
     Class B shares                                                                110,611,094             83,730,762
     Class Y shares                                                                  8,727,339              4,826,518
Reinvestment of distributions at net asset value
     Class A shares                                                                         --             28,373,975
     Class B shares                                                                         --             19,238,538
     Class Y shares                                                                         --                386,465
Payments for redemptions
     Class A shares                                                               (164,212,041)          (148,759,043)
     Class B shares (Note 2)                                                       (98,154,046)           (69,954,297)
     Class Y shares                                                                 (4,660,274)            (4,639,115)
                                                                                    ----------             ----------
Increase (decrease) in net assets from capital share transactions                   38,654,402             85,876,382
                                                                                    ----------             ----------
Total increase (decrease) in net assets                                           (205,449,839)            56,359,233
Net assets at beginning of year                                                  1,168,162,901          1,111,803,668
                                                                                 -------------          -------------
Net assets at end of year                                                       $  962,713,062         $1,168,162,901
                                                                                ==============         ==============
Undistributed net investment income                                             $      118,265         $       18,941
                                                                                --------------         --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Small Company Index Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Market Advantage Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Market Advantage Series has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in common stocks of small capitalization companies that are expected to provide investment results that correspond to the performance of the S&P SmallCap 600 Index.

The Fund offers Class A, Class B and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge and automatically convert to Class A shares during the ninth calendar year of ownership.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
23   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
24   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $4,822,595 and accumulated net realized loss has been decreased by $30,890 resulting in a net reclassification adjustment to decrease paid-in capital by $4,853,485.

The tax character of distributions paid for the years indicated is as follows:

Year ended July 31                                       2003          2002

Class A
Distributions paid from:
      Ordinary income                                     $--     $ 1,209,829
      Long-term capital gain                               --      27,711,115

Class B
Distributions paid from:
      Ordinary income                                      --         810,607
      Long-term capital gain                               --      18,653,505

Class Y
Distributions paid from:
      Ordinary income                                      --          16,138
      Long-term capital gain                               --         370,327

As of Jan. 31, 2003, the components of distributable earnings net assets on a tax basis are as follows:

Undistributed ordinary income                                   $          --
Accumulated gain (loss)                                         $ (19,834,392)
Unrealized appreciation (depreciation)                          $(186,301,095)

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
25   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.38% to 0.34% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved elimination of the performance incentive adjustment. For a period of six months beginning Dec. 1, 2002, the fee will be calculated based on the lesser of the amount due under the previous agreement with a performance incentive adjustment or the amount due under the current agreement with no performance incentive adjustment. The adjustment increased the fee by $189,069 for the year ended Jan. 31, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.10% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19

o  Class B $20

o  Class Y $17

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,881,513 for Class A and $400,147 for Class B for the year ended Jan. 31, 2003.

During the year ended Jan. 31, 2003, the Fund's custodian and transfer agency fees were reduced by $14,012 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
26   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $211,527,338 and $172,018,363, respectively, for the year ended Jan. 31, 2003. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                Year ended Jan. 31, 2003
                                          Class A        Class B        Class Y
Sold                                   30,948,409     19,220,557      1,410,614
Issued for reinvested distributions            --             --             --
Redeemed                              (28,638,795)   (18,210,770)      (796,433)
                                      -----------    -----------       --------
Net increase (decrease)                 2,309,614      1,009,787        614,181
                                        ---------      ---------        -------

                                                Year ended Jan. 31, 2002
                                          Class A        Class B        Class Y
Sold                                   28,015,649     14,208,087        773,573
Issued for reinvested distributions     4,554,418      3,244,239         61,539
Redeemed                              (24,307,216)   (11,935,231)      (741,499)
                                      -----------    -----------       --------
Net increase (decrease)                 8,262,851      5,517,095         93,613
                                        ---------      ---------         ------

5. LENDING OF PORTFOLIO SECURITIES

As of Jan. 31, 2003, securities valued at $29,439,371 were on loan to brokers. For collateral, the Fund received $31,046,454 in cash. Income from securities lending amounted to $244,673 for the year ended Jan. 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return securities when due.

6. STOCK INDEX FUTURES CONTRACTS

As of Jan. 31, 2003 investments in securities included securities valued at $1,786,941 that were pledged as collateral to cover initial margin deposits on 60 open purchase contracts. The notional market value of the open purchase contracts as of Jan. 31, 2003 was $11,163,000 with a net unrealized loss of $536,596.

--------------------------------------------------------------------------------
27   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

7. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Fund Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended Jan. 31, 2003.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $19,834,392 as of Jan. 31, 2003, that will expire in 2010 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
28   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                       2003       2002       2001       2000       1999
Net asset value, beginning of period                             $ 6.35      $6.50      $6.30      $6.11      $6.47
Income from investment operations:
Net investment income (loss)                                         --       (.01)        --       (.01)        --
Net gains (losses) (both realized and unrealized)                 (1.21)       .13       1.07        .58       (.12)
Total from investment operations                                  (1.21)       .12       1.07        .57       (.12)
Less distributions:
Distributions from realized gains                                    --       (.27)      (.87)      (.38)      (.24)
Net asset value, end of period                                   $ 5.14      $6.35      $6.50      $6.30      $6.11

Ratios/supplemental data
Net assets, end of period (in millions)                            $583       $705       $668       $608       $596
Ratio of expenses to average daily net assets(b)                   .98%       .96%       .87%       .97%       .94%
Ratio of net investment income (loss)
  to average daily net assets                                     (.13%)     (.12%)     (.08%)     (.11%)     (.02%)
Portfolio turnover rate (excluding short-term securities)           16%        20%        44%        30%        29%
Total return(c)                                                 (19.06%)     1.98%     18.79%      9.41%     (1.69%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
29   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                       2003       2002       2001       2000       1999
Net asset value, beginning of period                             $ 6.04      $6.25      $6.13      $6.00      $6.40
Income from investment operations:
Net investment income (loss)                                       (.04)      (.05)      (.05)      (.05)      (.04)
Net gains (losses) (both realized and unrealized)                 (1.15)       .11       1.04        .56       (.12)
Total from investment operations                                  (1.19)       .06        .99        .51       (.16)
Less distributions:
Distributions from realized gains                                    --       (.27)      (.87)      (.38)      (.24)
Net asset value, end of period                                   $ 4.85      $6.04      $6.25      $6.13      $6.00

Ratios/supplemental data
Net assets, end of period (in millions)                            $370       $455       $436       $392       $371
Ratio of expenses to average daily net assets(b)                  1.75%      1.72%      1.63%      1.73%      1.70%
Ratio of net investment income (loss)
  to average daily net assets                                    (.90%)     (.88%)     (.84%)     (.87%)     (.79%)
Portfolio turnover rate (excluding short-term securities)           16%        20%        44%        30%        29%
Total return(c)                                                 (19.70%)     1.09%     18.01%      8.55%     (2.42%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
30   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                       2003       2002       2001       2000       1999
Net asset value, beginning of period                             $ 6.40      $6.54      $6.32      $6.12      $6.47
Income from investment operations:
Net investment income (loss)                                         --         --        .01         --         --
Net gains (losses) (both realized and unrealized)                 (1.21)       .13       1.08        .58       (.11)
Total from investment operations                                  (1.21)       .13       1.09        .58       (.11)
Less distributions:
Distributions from realized gains                                    --       (.27)      (.87)      (.38)      (.24)
Net asset value, end of period                                   $ 5.19      $6.40      $6.54      $6.32      $6.12

Ratios/supplemental data
Net assets, end of period (in millions)                             $10         $8         $8         $3         $2
Ratio of expenses to average daily net assets(b)                   .82%       .79%       .71%       .81%       .87%
Ratio of net investment income (loss)
  to average daily net assets                                      .04%       .05%       .09%       .03%       .06%
Portfolio turnover rate (excluding short-term securities)           16%        20%        44%        30%        29%
Total return(c)                                                 (18.91%)     2.12%     19.04%      9.54%     (1.61%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
31   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP MARKET ADVANTAGE SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Small Company Index Fund (a series of AXP Market Advantage Series, Inc.) as of January 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended January 31, 2003, and the financial highlights for each of years in the five-year period ended January 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Small Company Index Fund as of January 31, 2003, and the results of its operations, changes in its net assets, and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

March 14, 2003

--------------------------------------------------------------------------------
32   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age             Position held      Principal occupation during past    Other directorships
                               with Fund and      five years
                               length of service
------------------------------ ------------------ ----------------------------------- --------------------------------------
Arne H. Carlson                Board member       Chair, Board Services Corporation
901 S. Marquette Ave.          since 1999         (provides administrative services
Minneapolis, MN 55402                             to boards). Former Governor  of
Born in 1934                                      Minnesota
------------------------------ ------------------ ----------------------------------- --------------------------------------
Philip J. Carroll, Jr.         Board member       Retired Chairman and CEO,  Fluor    Scottish Power PLC, Vulcan Materials
901 S. Marquette Ave.          since 2002         Corporation (engineering and        Company, Inc. (construction
Minneapolis, MN 55402                             construction) since 1998            materials/chemicals)
Born in 1937
------------------------------ ------------------ ----------------------------------- --------------------------------------
Livio D. DeSimone              Board member       Retired Chair of the Board and      Cargill, Incorporated (commodity
30 Seventh Street East         since 2001         Chief Executive Officer,            merchants and processors), General
Suite 3050                                        Minnesota Mining and                Mills, Inc. (consumer foods), Vulcan
St. Paul, MN 55101-4901                           Manufacturing (3M)                  Materials Company (construction
Born in 1936                                                                          materials/ chemicals), Milliken &
                                                                                      Company (textiles and chemicals),
                                                                                      and Nexia Biotechnologies, Inc.
------------------------------ ------------------ ----------------------------------- --------------------------------------
Heinz F. Hutter*               Board member       Retired President and Chief
P.O. Box 2187                  since 1994         Operating Officer, Cargill,
Minneapolis, MN 55402                             Incorporated (commodity merchants
Born in 1929                                      and processors)
------------------------------ ------------------ ----------------------------------- --------------------------------------
Anne P. Jones                  Board member       Attorney and Consultant             Motorola, Inc. (electronics)
5716 Bent Branch Rd.           since 1985
Bethesda, MD 20816
Born in 1935
------------------------------ ------------------ ----------------------------------- --------------------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of one of the fund's subadvisers, American Century Investment Management, Inc.

--------------------------------------------------------------------------------
33   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age             Position held      Principal occupation during past    Other directorships
                               with Fund and      five years
                               length of service
------------------------------ ------------------ ----------------------------------- --------------------------------------
Stephen R. Lewis, Jr.**        Board member       Retired President and Professor     Valmont Industries, Inc.
222 South 9th Street #440      since 2002         of Economics, Carleton College      (manufactures irrigation systems)
Minneapolis, MN 55402
Born in 1939
------------------------------ ------------------ ----------------------------------- --------------------------------------
Alan G. Quasha                 Board member       President, Quadrant Management,     Compagnie Financiere Richemont AG
720 Fifth Avenue               since 2002         Inc. (management of private         (luxury goods)
New York, NY 10019                                equities)
Born in 1949
------------------------------ ------------------ ----------------------------------- --------------------------------------
Alan K. Simpson                Board member       Former three-term United States     Biogen, Inc. (biopharmaceuticals)
1201 Sunshine Ave.             since 1997         Senator for Wyoming
Cody, WY 82414
Born in 1931
------------------------------ ------------------ ----------------------------------- --------------------------------------
Alison Taunton-Rigby           Board member       President, Forester Biotech since   Synaptic Pharmaceuticals Corporation
901 S. Marquette Ave.          since 2002         2000. Former President and CEO,
Minneapolis, MN 55402                             Aquila Biopharmaceuticals, Inc.
Born in 1944
------------------------------ ------------------ ----------------------------------- --------------------------------------

Board Members Affiliated with AEFC***

Name, address, age             Position held      Principal occupation during past    Other directorships
                               with Fund and      five years
                               length of service
------------------------------ ------------------ ----------------------------------- --------------------------------------
Barbara H. Fraser              Board member       Executive Vice President -  AEFA
1546 AXP Financial Center      since 2002         Products and Corporate Marketing
Minneapolis, MN 55474                             of AEFC since 2002. President -
Born in 1949                                      Travelers Check Group, American
                                                  Express Company,  2001-2002.
                                                  Management Consultant, Reuters,
                                                  2000-2001. Managing Director -
                                                  International Investments,
                                                  Citibank Global,  1999-2000.
                                                  Chairman and CEO, Citicorp
                                                  Investment Services and Citigroup
                                                  Insurance Group, U.S., 1998-1999
------------------------------ ------------------ ----------------------------------- --------------------------------------
Stephen W. Roszell             Board member       Senior Vice President -
50238 AXP Financial Center     since 2002, Vice   Institutional Group of AEFC
Minneapolis, MN 55474          President  since
Born in 1949                   2002
------------------------------ ------------------ ----------------------------------- --------------------------------------

 ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
34   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Board Members Affiliated with AEFC*** (continued)

Name, address, age             Position held      Principal occupation during past    Other directorships
                               with Fund and      five years
                               length of service
------------------------------ ------------------ ----------------------------------- -------------------------------
William F. Truscott            Board member       Senior Vice President - Chief
53600 AXP Financial Center     since 2001,        Investment Officer of AEFC since
Minneapolis, MN 55474          Vice President     2001. Former Chief Investment
Born in 1960                   since 2002         Officer and Managing Director,
                                                  Zurich Scudder Investments
------------------------------ ------------------ ----------------------------------- -------------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age             Position held      Principal occupation during past    Other directorships
                               with Fund and      five years
                               length of service
------------------------------ ------------------ ----------------------------------- -------------------------------
Jeffrey P. Fox                 Treasurer since    Vice President - Investment
50005 AXP Financial Center     2002               Accounting, AEFC, since 2002;
Minneapolis, MN 55474                             Vice President - Finance,
Born in 1955                                      American Express Company,
                                                  2000-2002;  Vice President -
                                                  Corporate Controller, AEFC,
                                                  1996-2000
------------------------------ ------------------ ----------------------------------- -------------------------------
Paula R. Meyer                 President since    Senior Vice President and General
596 AXP Financial Center       2002               Manager - Mutual Funds, AEFC,
Minneapolis, MN 55474                             since 2002; Vice President and
Born in 1954                                      Managing Director - American
                                                  Express Funds, AEFC, 2000-2002;
                                                  Vice President, AEFC,  1998-2000
------------------------------ ------------------ ----------------------------------- -------------------------------
Leslie L. Ogg                  Vice President,    President of Board Services
901 S. Marquette Ave.          General Counsel,   Corporation
Minneapolis, MN 55402          and Secretary
Born in 1938                   since 1978
------------------------------ ------------------ ----------------------------------- -------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
35   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Results of Meeting of Shareholders

AXP Small Company Index Fund

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                       Shares Voted "For"   Shares Withholding Authority to Vote
 Arne H. Carlson         380,527,750.238               17,044,281.930
 Philip J. Carroll, Jr.  381,510,645.805               16,061,386.363
 Livio D. DeSimone       381,352,080.548               16,219,951.620
 Barbara H. Fraser       381,629,681.108               15,942,351.060
 Ira D. Hall             381,457,583.341               16,114,448.827
 Heinz F. Hutter         380,533,140.232               17,038,891.936
 Anne P. Jones           381,280,873.797               16,291,158.371
 Stephen R. Lewis, Jr.   382,102,180.859               15,469,851.309
 Alan G. Quasha          381,717,799.114               15,854,233.054
 Stephen W. Roszell      381,762,910.958               15,809,121.210
 Alan K. Simpson         380,084,966.077               17,487,066.091
 Alison Taunton-Rigby    381,828,146.653               15,743,885.515
 William F. Truscott     381,873,328.315               15,698,703.853

--------------------------------------------------------------------------------
36   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

  Shares Voted "For"    Shares Voted "Against"   Abstentions   Broker Non-Votes
   326,724,519.482         35,813,052.223       10,960,337.463  24,074,123.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

  Shares Voted "For"    Shares Voted "Against"   Abstentions   Broker Non-Votes
   121,279,613.778       13,126,847.347         4,016,316.019   8,033,334.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(c). To eliminate the performance incentive adjustment.

  Shares Voted "For"    Shares Voted "Against"   Abstentions   Broker Non-Votes
   122,852,325.285          10,053,015.413      5,517,436.446   8,033,334.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
37   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Contact Information and Services

Internet

Receive 24-hour access to your account information at www.americanexpress.com.

Client Service

Receive fund performance, fund prices, account values, recent account transactions, and make account inquiries by calling American Express Financial Advisors at (800) 862-7919 or TTY: (800) 846-4852.

Telephone Transaction Service

For sales and exchange, dividend payments, or reinvestments and automatic payment arrangement contact American Express Financial Advisors at (888) 723-8476.

Find an American Express Financial Advisor

If you are an existing American Express Financial Advisors client who has recently moved and would like to speak with a new advisor, please call your local Client Service Coordinator at (800) 803-6284.

--------------------------------------------------------------------------------

American Express(R) Funds provide investment opportunities for shareholders, all in one place.

We've been managing mutual funds for over 60 years. Today, our family of funds includes 58 publicly offered funds in all style categories: growth, blend, value, and income. Our broad selection of funds allows you to build a portfolio diversified across various asset classes.

Growth Funds

Typically, growth investing seeks to invest in companies with the greatest earnings growth potential.

Blend Funds

Blend is often regarded as an investment style that incorporates both growth and value considerations in the stock selection process.

Value Funds

A value investment approach generally seeks to invest in undervalued stocks that are temporarily out of favor.

Income/Tax-Exempt Income Funds

Involves investing primarily in fixed income securities with the goal of maximizing income and often, but not always, capital appreciation.

--------------------------------------------------------------------------------
38   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

American Express(R) Funds

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 *   Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                                                          (4/03)

AXP Small Company Index Fund
70100 AXP Financial Center
Minneapolis, MN 55474
americanexpress.com

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.


--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

                                                                 S-6357 L (4/03)